LONG-TERM DEBT (Tables)	12 Months Ended
Mar. 31, 2025
Debt instruments held [abstract]
Disclosure of long-term debt [Table Text Block]
	March 31,	March 31,
	2025	2024
	$	$
First mortgage payable in monthly installments of $43,764 including interest at 5% per annum, due October 1, 2025, with land and building, having a net book value of $1,878,107 (March 31, 2024: $1,910,158), pledged as collateral.	346,747	757,727
Less current portion	(346,747)	(498,613)
Total long-term debt	-	259,114